UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BROOKFIELD REAL ASSETS INCOME FUND INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

BROOKFIELD REAL ASSETS INCOME FUND INC.

Brookfield Place, 250 Vesey Street

New York, New York 10281-1023

November 10, 2020

Dear Stockholder:

A Special Meeting of Stockholders (the “Meeting”) of Brookfield Real Assets Income Fund, Inc., a Maryland corporation (the “Fund”), will be held on Thursday, December 10, 2020, at 8:30 a.m., Eastern Time.  At the Meeting, stockholders will be asked to vote on a proposal to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) among Brookfield Public Securities Group LLC, Oaktree Capital Management, L.P. and the Fund.  If approved, it is anticipated that the New Sub-Advisory Agreement would become effective on the date of such approval.

In addition, stockholders are also being asked to ratify the selection by the Fund’s Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The Board of Directors of the Fund believes that each proposal is in the best interest of the Fund and stockholders and unanimously recommends that you vote “FOR” each proposal.

The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully.  Due to the public health impact of the coronavirus pandemic (COVID-19), and to support the health and well-being of Fund stockholders, the Meeting will be held solely on the internet by virtual means.  While you are welcome to attend the Meeting virtually, most stockholders find it more convenient to vote their shares by proxy.  As a stockholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting.  You may vote using one of the methods below by following the instructions on your proxy card:

•          By touch-tone telephone;

•          By internet;

•          By returning the enclosed proxy card in the postage-paid envelope; or

•          Virtually at the Meeting.

If you do not vote using one of these methods, you may be contacted by AST Fund Solutions, LLC, our proxy solicitor, to vote your shares over the phone.

As always, we appreciate your support.

Sincerely,

/s/ Brian F. Hurley

BRIAN F. HURLEY
President
Brookfield Real Assets Income Fund Inc.

BROOKFIELD REAL ASSETS INCOME FUND INC.

Brookfield Place, 250 Vesey Street

New York, New York 10281-1023

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

November 10, 2020

To the Stockholders:

Notice is hereby given that a Special Meeting of Stockholders (the “Meeting”) of Brookfield Real Assets Income Fund Inc., a Maryland corporation (the “Fund”), will be held on Thursday, December 10, 2020, at 8:30 a.m., Eastern Time.

At the Meeting, stockholders will be asked to consider and vote on the following proposals:

1.                                      To approve a new investment sub-advisory agreement among Brookfield Public Securities Group LLC, Oaktree Capital Management, L.P. and the Fund (“Proposal 1”).

2.                                      To ratify the selection by the Fund’s Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal 2”).

3.                                      To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors unanimously recommends that you vote “FOR” each Proposal.

Due to the public health impact of the coronavirus pandemic (COVID-19), and to support the health and well-being of Fund stockholders, the Meeting will be held solely on the internet by virtual means.  Stockholders will not be able to attend the Meeting in person.  In order to participate in and vote at the Meeting, stockholders of record as of the close of business on November 2, 2020 (the “Record Date”) need to register for the Meeting.  If you are a registered holder, you must register at [https://www.viewproxy.com/Brookfield/astvsm/] by 11:59 p.m. Eastern Time on December 9, 2020 using the control number found on your proxy card.  If you hold your Shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a control number in order to vote your Shares during the Meeting.  If you are unable to obtain a legal proxy to vote your Shares, you will still be able to attend the Meeting live via the internet (but will not be able to vote your Shares) so long as you demonstrate proof of share ownership.  Instructions on how to connect and participate live via the internet, including how to demonstrate proof of share ownership, are included in the Proxy Statement, are posted at [https://www.viewproxy.com/Brookfield/astvsm/] and will be included in a final email confirmation that will be sent to you after registering.

Stockholders of record on the Record Date, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.  You are being asked to participate at the Meeting either virtually or by proxy.  If you attend the Meeting, and are a stockholder of record as of the close of business on the Record Date, you may vote your Shares at the Meeting.  Regardless of whether you plan to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy.  This is important to ensure a quorum at the Meeting.

In addition to authorizing a proxy to vote by mail, you may also authorize a proxy to vote your Shares via the internet or telephone, as follows:

To vote by the Internet:

(1)                                 Read the Proxy Statement and have the enclosed proxy card at hand.

(2)                                 Go to the website that appears on the enclosed proxy card.

(3)                                 Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

To vote by telephone:

(1)                                 Read the Proxy Statement and have the enclosed proxy card at hand.

(2)                                 Refer to the toll-free number that appears on the enclosed proxy card.

(3)                                 Follow the instructions.

We encourage you to authorize a proxy to vote your Shares via the internet using the control number that appears on your enclosed proxy card.  Use of internet voting will reduce the time and costs associated with this proxy solicitation.  Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.  If you should have any questions about this Notice or the proxy materials, we encourage you to call us at (855) 777-8001.

For the Board of Directors of
Brookfield Real Assets Income Fund Inc.

/s/ Thomas D. Peeney

THOMAS D. PEENEY
Secretary
Brookfield Real Assets Income Fund Inc.

November 10, 2020

Please submit your proxy now.  Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be.  If you authorize a properly executed proxy but do not indicate how you wish your Shares of common stock to be voted, your Shares will be voted “FOR” each proposal, as applicable.  If your Shares are held through a broker, bank or other nominee, you must provide voting instructions to your broker, bank or other nominee about how to vote your Shares in order for your broker, bank or other nominee to vote your Shares of common stock at the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 10, 2020

The Fund’s Notice of Special Meeting of Stockholders, Proxy Statement and Form of Proxy are available on the internet at [https://publicsecurities.brookfield.com/en].

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. AT THE SPECIAL MEETING OF STOCKHOLDERS, THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE VOTES ENTITLED TO BE CAST ARE REPRESENTED. IN THAT EVENT, THE MEETING MAY BE ADJOURNED AND THE FUND, AT THE STOCKHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts.  Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts.  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.  All Other Accounts.  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.  For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Trust Accounts

(1) ABC Trust	Jane B. Doe, Director
(2) Jane B. Doe, Director u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT.  PLEASE AUTHORIZE A PROXY TO VOTE YOUR

SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

INFORMATION TO HELP YOU UNDERSTAND

AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of this Proxy Statement, we are also providing you the following brief overview of the proposals addressed in this Proxy Statement in a Question and Answer format, to help you understand and vote on the Proposals.  Your vote is important.  Please vote—either by completing and returning the enclosed proxy card in the envelope provided, by telephone or through the internet.

Q:                                  Why am I receiving this Proxy Statement?

A:                                   You are receiving these materials because on November 2, 2020 (the “Record Date”) you owned common shares of stock, par value $0.001 per share (“Shares”), of Brookfield Real Assets Income Fund Inc. (the “Fund”) and, as a result, are entitled to notice of, and to vote at, the Special Meeting of Stockholders (the “Meeting”) of the Fund to be held on Thursday, December 10, 2020, at 8:30 a.m., or any adjournment or postponement thereof.

Q:                                  Why is a Special Meeting of Stockholders being held?

A:                                   You are being asked to consider and vote on the approval of a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) among Brookfield Public Securities Group LLC (the “Adviser” or “PSG”), Oaktree Capital Management, L.P. (“Oaktree”) and the Fund (“Proposal 1”).

You are also being asked to ratify the selection by the Fund’s Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal 2”).

Q:                                  Why am I being asked to approve the New Sub-Advisory Agreement?

A:                                   Under the Investment Company Act of 1940, as amended (the “1940 Act”), a fund’s stockholders generally must approve any new investment advisory agreement for the fund, including a sub-advisory agreement.  Therefore, the Fund’s stockholders must approve the New Sub-Advisory Agreement in order for Oaktree to serve as an additional sub-adviser to the Fund.

Q:                                  Why am I being asked to ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm?

A:                                   Deloitte & Touche LLP (“Deloitte”) has been selected by the Fund’s audit committee and ratified by the Fund’s Board of Directors (the “Board”), including a majority of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund (the “Independent Directors”), as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2020.  Approval of this Proposal and Proposal 1 are not contingent on one another.

Q:                                  Who is Oaktree Capital Management, L.P.?

A:                                   Oaktree Capital Management, L.P. is a leading global alternative investment management firm with expertise in credit strategies.  The firm was formed in 1995 by a group of individuals who had been investing together since the mid-1980s in high yield bonds, convertible securities, distressed debt, real estate, control investments and listed equities.  The firm has over 1000 employees and offices in 19 cities worldwide.  The firm’s competitive advantages include its experienced team of investment professionals, a global platform and a unifying investment philosophy.  This investment philosophy — the six tenets of which are risk control, consistency, market inefficiency, specialization, bottom-up analysis and disavowal of market timing — is complemented by a set of core business principles that articulate Oaktree’s commitment to excellence in investing; commonality of interests with clients; a collaborative and cooperative culture; and a disciplined, opportunistic approach to the expansion of offerings.  As a result of consistent application of its philosophy and principles, Oaktree has earned a large and distinguished clientele.  Among Oaktree’s global clients are 69 of the 100 largest U.S. pension plans, more than 400 corporations around the world, 39 of the 50 primary state retirement plans in the United States, over 320 endowments and foundations globally, and over 15 sovereign wealth funds.  Oaktree’s expertise in investing across the capital structure has allowed us to cultivate a diversified mix of global investment strategies in four categories: credit, private equity, real assets and listed equities.  Importantly, the expansion of Oaktree’s strategies has been achieved primarily through “step-outs” into highly related fields, based on identifying markets that (a) the firm believes have the potential for attractive returns, and (b) can be exploited in a manner consistent with the firm’s philosophy focused on risk control.

In 2019, Brookfield Asset Management Inc. (“Brookfield”) acquired a majority interest in Oaktree.  The Adviser is a wholly-owned subsidiary of Brookfield.  Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today.  While partnering to leverage one another’s strengths, Oaktree operates as an independent business within the Brookfield family, with its own product offerings and investment, marketing, and support teams.

Q:                                  How will the New Sub-Advisory Agreement affect the Fund and my investment in the Fund’s Shares?

A:                                   Oaktree’s deep expertise in credit investing includes real estate structured credit, and more specifically building portfolios of commercial mortgage-backed securities, commercial real estate collateralized loan obligations and similar instruments on behalf of its clients.  The Board approved Oaktree as an additional sub-adviser to manage the Fund’s securitized credit allocation.  Your investment in the Fund does not change as a result of adding Oaktree as a sub-adviser to the Fund.  In addition, adding Oaktree does not result in any change in the Fund’s investment objective and strategy, and the Fund’s current portfolio management team will continue to manage the Fund’s portfolio.

Q:                                  Will the fees payable by the Fund increase as a result of the New Sub-Advisory Agreement?

A:                                   No.  The sub-advisory fee payable to Oaktree would be paid by the Adviser out of its advisory fee rather than paid separately by the Fund.

Q:                                  Will the Fund pay for this proxy solicitation?

A:                                   The costs associated with this Proxy Statement, including the printing, distribution and proxy solicitation costs, will be borne by the Fund.  Additional out-of-pocket costs, such as legal expenses incurred in connection with the preparation of this Proxy Statement will also be borne by the Fund.  The Fund and the Adviser have retained AST Fund Solutions, LLC (“AST”), a proxy solicitation firm, to assist the solicitation and tabulation of proxies.  The cost of AST’s services in connection with the proxy is approximately $[•] for the Fund.  In addition, Donnelley Financial Solutions (“DFIN”) will assist the Fund in the printing of the proxy materials and Broadridge Financial Solutions (“Broadridge”) will assist with the distribution of proxy materials and the tabulation of proxies.  The cost of DFIN’s and Broadridge’s services in connection with the proxy is approximately $[•].

Q:                                  Will the Fund’s name or investment objective and strategy change as a result of the Proposals?

A:                                   No.

Q:                                  If the New Sub-Advisory Agreement is approved, when will it take effect?

A:                                   If the New Sub-Advisory Agreement is approved, it will become effective on or shortly after the date of such approval, and will remain in effect for an initial term of two (2) years from its effective date, and from year to year thereafter provided such continuance is specifically approved at least annually by the Board of Directors.

Q:                                  Will my vote make a difference?

A:                                   YES!  Your vote is important to ensure that the Proposals can be acted upon.  Additionally, your immediate response will help save on the costs of any future solicitations of stockholder votes for the Meeting.  We encourage all stockholders to participate in the governance of their Fund.

Q:                                  Who is asking for my vote?

A:                                   The enclosed proxy is solicited by the Board for use at the Meeting to be held on Thursday, December 10, 2020, and, if the Meeting is adjourned, postponed or delayed, at any later meetings, for the purposes stated in the Notice of Meeting.

Q:                                  Who is eligible to vote?

A:                                   Stockholders of record at the close of business on the Record Date, are entitled to be present and to vote at the Meeting or any adjournments, postponements or delays thereof.  Shares represented by duly executed proxies will be voted in accordance with your instructions.

Q:                                  How does the Board recommend that stockholders vote on the Proposals?

A:                                After careful consideration, the Board unanimously recommends that you vote “FOR” each Proposal.  The Board, including the Independent Directors, have approved each Proposal and believe they are in the stockholders’ best interest and recommend that you approve them.

Q:                                  How can a quorum be established for the Meeting?

A:                                The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum.  For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), if any, will be treated as Shares that are present for quorum purposes but not “entitled to vote.”  Abstentions and broker non-votes will have the same effect as votes “AGAINST” Proposal 1.  Abstentions and broker “non-votes” will have no effect on the outcome of the vote on Proposal 2.  Since banks and brokers will have discretionary authority to vote Shares in the absence of voting instructions from stockholders with respect to Proposal 2, we expect that there will be no broker “non-votes.”

Q:                                  How do I vote my Shares?

A:                                   Due to the public health impact of the coronavirus pandemic (COVID-19), and to support the health and well-being of Fund stockholders, the Meeting will be held solely on the internet by virtual means.  Stockholders will not be able to attend the Meeting in person.  In order to participate in and vote at the Meeting, stockholders of record as of the close of business on November 2,

2020 (the “Record Date”) need to register for the Meeting.  If you are a registered holder, you must register at [https://www.viewproxy.com/Brookfield/astvsm/] by 11:59 p.m. Eastern Time on December 9, 2020 using the control number found on your proxy card.  If you hold your Shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a control number in order to vote your Shares during the Meeting.  If you are unable to obtain a legal proxy to vote your Shares, you will still be able to attend the Meeting live via the internet (but will not be able to vote your Shares) so long as you demonstrate proof of share ownership.  Instructions on how to connect and participate live via the internet, including how to demonstrate proof of share ownership, are included in the Proxy Statement, are posted at [https://www.viewproxy.com/Brookfield/astvsm/] and will be included in a final email confirmation that will be sent to you after registering.

Q:                                  What vote is required to approve Proposal 1?

A:                                   The approval of the New Sub-Advisory Agreement will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Fund means the vote of the lesser of:  (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

Q:                                  What vote is required to approve Proposal 2?

A:                                   Ratification of the selection by the Board of Deloitte as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2020 will require the affirmative vote of a majority of the votes cast by stockholders.

Q:                                  Whom do I contact for further information?

A:                                   If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call AST Fund Solutions, LLC, the Funds’ proxy solicitor, toll-free at [(866) 387-9392] with your proxy material.

Q:                                  Will anyone contact me?

A:                                   You may receive a call from AST Fund Solutions, LLC, the Funds’ proxy solicitor, to verify that you received your proxy materials, to answer any questions you may have about the Proposals and to encourage you to vote your proxy.

Please submit your proxy now.  Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be.  If you authorize a properly executed proxy but do not indicate how you wish your Shares of common stock to be voted, your Shares will be voted “FOR” each proposal, as applicable.  If your Shares are held through a broker, bank or other nominee, you must provide voting instructions to your broker, bank or other nominee about how to vote your Shares in order for your broker, bank or other nominee to vote your Shares of common stock at the Special Meeting.

BROOKFIELD REAL ASSETS INCOME FUND INC.

Brookfield Place, 250 Vesey Street

New York, New York 10281-1023

PROXY STATEMENT

This Proxy Statement is furnished to stockholders in connection with a solicitation by the Board of Directors (the “Board”) of Brookfield Real Assets Income Fund Inc., a Maryland corporation (the “Fund”), of proxies to be exercised at the Special Meeting of Stockholders (the “Meeting”) of the Fund to be held on Thursday, December 10, 2020 at 8:30 a.m., Eastern Time (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.  This Proxy Statement and the accompanying proxy card are first being sent to stockholders on or about November 10, 2020.

Due to the public health impact of the coronavirus pandemic (COVID-19), and to support the health and well-being of Fund stockholders, the Meeting will be held solely on the internet by virtual means.  You will not be able to attend the Meeting in person.

The purposes of the Meeting are:

1. Approval of New Sub-Advisory Agreement.

Proposal 1:  To approve a new investment sub-advisory agreement among Brookfield Public Securities Group LLC, Oaktree Capital Management, L.P. and the Fund (“Proposal 1”).

2. Ratification of Selection of Independent Registered Public Accounting Firm.

Proposal 2:  To ratify the selection of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal 2”).

The persons named as proxy holders on the proxy card will vote in accordance with your instructions and, unless specified to the contrary, will vote “FOR” Proposals 1 and 2.  The close of business on November 2, 2020, has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting.  Each outstanding full share of common stock of the Fund is entitled to one vote for as many individuals as there are directors to be elected at the Meeting, and one vote for each other matter properly presented at the Meeting.  Votes may not be cumulated.  The number of outstanding shares of common stock of the Fund as of the Record Date is [•].

Under the Bylaws of the Fund, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum.  In the event that a quorum is not present at the Meeting or otherwise, the chairman of the Meeting has the power to adjourn the Meeting from time to time, to a date not more than 120 days after the Record Date without notice other than announcement at the Meeting.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), if any, will be treated as Shares that are present for quorum purposes but not “entitled to vote.”  Abstentions and broker non-votes will have the same effect as votes “AGAINST” Proposal 1.  Abstentions and broker “non-votes” will have no effect on the outcome of the vote on Proposal 2.  Since banks and brokers will have discretionary authority to vote Shares in the absence of voting instructions from stockholders with respect to Proposal 2, we expect that there will be no broker “non-votes.”

Stockholders who execute proxies retain the right to revoke them by: (a) written notice received by the Secretary of the Fund at any time before that proxy is exercised; (b) signing a proxy bearing a later date or; (c) attending the Meeting and voting in person (attendance at the Meeting will not, by itself, revoke a properly executed proxy).  If you hold your Shares in “street name” (that is, through a broker or other nominee), you should instruct your broker or nominee how to vote your Shares by following the voting instructions provided by your broker or nominee.

In order to participate in and vote your Shares at the Meeting, stockholders as of the Record Date need to register for the Meeting.

If you are a registered holder, you must:

•                  Register at [https://www.viewproxy.com/Brookfield/astvsm/] by 11:59 p.m. Eastern Time on December 9, 2020.  You will need to the control number found on your proxy card as part of the registration process.

If your Shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those Shares and those Shares are considered as held in “street name.”  If your Shares are held in a “street name,” you must:

•                  Obtain a legal proxy from your broker, bank, or other nominee.

•                  Submit proof of your legal proxy reflecting the number of Shares you own along with your name and email address to American Stock Transfer & Trust Company, LLC (“AST”), the Fund’s proxy solicitor.  Requests for registration should be directed to proxy@astfinancial.com or via facsimile at 718-765-8730.  Written requests can be mailed to:  American Stock Transfer & Trust Company LLC, Attn:  Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219.  Requests for registration must be labeled as “Legal Proxy” and be received by AST no later than 5:00 p.m., Eastern Time, on December 3, 2020.

You will receive a confirmation of your registration by email after AST receives your registration materials. If you wish to vote your Shares electronically at the Meeting, please follow the instructions provided by AST in its confirmation email.  On the day of the Meeting, if you have properly registered, you may enter the Meeting virtually at [https://web.lumiagm.com/274390912].  To join the Meeting, please enter the password, [brook2020].  We encourage you to access the Meeting prior to the start time leaving ample time to check in.

Stockholders may request copies of the Fund’s most recent annual report, including the financial statements, without charge, by writing to Investor Relations, Brookfield Real Assets Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.  These reports also are available on the Fund’s website at https://publicsecurities.brookfield.com/en.  These documents have been filed with the Securities and Exchange Commission and are available at www.sec.gov.

2

PROPOSAL 1: APPROVAL OF NEW SUB-ADVISORY AGREEMENT

Background

Stockholders are being asked to vote on a proposal to approve a new investment sub-advisory agreement (the “New Sub-Advisory Agreement” or “Sub-Advisory Agreement”) among Brookfield Public Securities Group LLC (the “Adviser” or “PSG”), Oaktree Capital Management, L.P. (“Oaktree” or “Sub-Adviser”) and the Fund.  The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the New Sub-Advisory Agreement be approved by the Fund’s stockholders in order for it to become effective.  Therefore, the Board has called the Meeting to present the proposal to the Fund’s stockholders to consider and vote on the approval of the New Sub-Advisory Agreement in order for Oaktree to serve as an additional sub-adviser to the Fund.  At a Special Telephonic Meeting of the Board held on October 22, 2020,(1) and for the reasons discussed below (see “Board Considerations”), the Board, including the Directors who are not interested persons (as defined in the 1940 Act) of the Fund (the “Independent Directors”), unanimously approved the New Sub-Advisory Agreement and unanimously recommended approval of the New Sub-Advisory Agreement by stockholders.

Oaktree Capital Management, L.P. is a leading global alternative investment management firm with expertise in credit strategies.  The firm was formed in 1995 by a group of individuals who had been investing together since the mid-1980s in high yield bonds, convertible securities, distressed debt, real estate, control investments and listed equities.  The firm has over 1000 employees and offices in 19 cities worldwide.  The firm’s competitive advantages include its experienced team of investment professionals, a global platform and a unifying investment philosophy.  This investment philosophy — the six tenets of which are risk control, consistency, market inefficiency, specialization, bottom-up analysis and disavowal of market timing — is complemented by a set of core business principles that articulate Oaktree’s commitment to excellence in investing; commonality of interests with clients; a collaborative and cooperative culture; and a disciplined, opportunistic approach to the expansion of offerings.  As a result of consistent application of its philosophy and principles, Oaktree has earned a large and distinguished clientele.  Among Oaktree’s global clients are 69 of the 100 largest U.S. pension plans, more than 400 corporations around the world, 39 of the 50 primary state retirement plans in the United States, over 320 endowments and foundations globally, and over 15 sovereign wealth funds.  Oaktree’s expertise in investing across the capital structure has allowed us to cultivate a diversified mix of global investment strategies in four categories: credit, private equity, real assets and listed equities.  Importantly, the expansion of Oaktree’s strategies has been achieved primarily through “step-outs” into highly related fields, based on identifying markets that (a) the firm believes have the potential for attractive returns, and (b) can be exploited in a manner consistent with the firm’s philosophy focused on risk control.

Oaktree’s deep expertise in credit investing includes real estate structured credit, and more specifically building portfolios of commercial mortgage-backed securities (“CMBS”), commercial real estate collateralized loan obligations and similar instruments on behalf of its clients.  The Board approved Oaktree as an additional sub-adviser to manage the Fund’s securitized credit allocation.

In 2019, Brookfield Asset Management Inc. (“Brookfield”) acquired a majority interest in Oaktree.  The Adviser is a wholly-owned subsidiary of Brookfield.  Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today.  While partnering to leverage one another’s strengths, Oaktree operates as an independent business within the Brookfield family, with its own product offerings and investment, marketing, and support teams.

PSG currently serves as the investment adviser to the Fund.  Members of PSG’s portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund, including the authority to adjust the strategic allocations of assets between corporate credit, securitized credit and equity securities.  In managing the corporate credit, securitized credit and equity investment sleeves of the Fund, PSG’s portfolio management team draws on the expertise of their colleagues on PSG’s investment teams, as well as the securitized investment team at Schroder Investment Management North America Inc. (“SIMNA”), which manages a portion of the Fund’s assets as

(1)  On March 13, 2020, in response to the potential effects of coronavirus disease 2019 (COVID-19), the Securities and Exchange Commission (the “SEC”) issued an order pursuant to its authority under Sections 6(c) and 38(a) of the 1940 Act granting exemptions from certain provisions of that Act and the rules thereunder, including temporary exemptive relief from in-person board meeting requirements to cover the approval of advisory contracts.  The SEC has provided temporary exemptive relief for registered management investment companies and any investment adviser or principal underwriter of such companies, in circumstances related to the current or potential effects of COVID-19, from the requirements imposed under sections 15(c) and 32(a) of the Investment Company Act and Rules 12b-1(b)(2) and 15a-4(b)(2)(ii) under the Investment Company Act that votes of the board of directors of the registered management investment company be cast in person. The relief is subject to conditions described in the SEC’s order.

3

an investment sub-adviser to the Fund.  If the New Sub-Advisory Agreement is approved, it is expected that PSG will leverage the expertise of Oaktree to manage a portion of the Fund’s securitized credit allocation, with a focus on its investments in CMBS and related assets.  SIMNA will continue to manage a portion of the Fund’s securitized credit allocation, with a focus on its investments in residential mortgage-backed securities and related assets.

As investment adviser, PSG will determine the Fund’s securitized credit allocation to be managed by Oaktree and SIMNA, respectively.  In addition, PSG will continue to manage certain of the Fund’s investments and will have oversight responsibility over the securitized credit allocations managed by Oaktree and SIMNA, respectively.  The addition of Oaktree to serve as an additional sub-adviser to the Fund will not result in any change in the Fund’s investment objective and strategy.  If the New Sub-Advisory Agreement is not approved by stockholders, Oaktree will not serve as a sub-adviser to the Fund, and PSG and SIMNA will continue to the manage the Fund as its investment adviser and sub-adviser, respectively.

A copy of the form of Investment Sub-Advisory Agreement is included as Appendix A to this Proxy Statement, and all references to the New Sub-Advisory Agreement are qualified in their entirety by reference to Appendix A.

Terms of the New Sub-Advisory Agreement

Services to be Provided by Oaktree.  The New Sub-Advisory Agreement provides that Oaktree shall (i) furnish continuously an investment program for the portion of the portfolio of the Fund as determined by the Adviser in its sole discretion, from time to time (such portion, the “Sleeve”), (ii) determine (subject to the overall supervision of the Adviser and the Fund’s Board of Directors) the investments to be purchased, held, sold or exchanged by the Sleeve and the portion, if any, of the assets of the Sleeve to be held uninvested, (iii) make changes in the investments of the Sleeve, (iv) review and certify in writing, at such times as shall be reasonably requested by the Adviser, that the information stated in those sections specifically identified to the Sub-Adviser by the Adviser of the Fund’s registration statement on Form N-2 and/or Form N-14, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Registration Statement”) and as filed with the Securities and Exchange Commission (the “SEC”), any proxy statement, any annual or semi-annual report to investors in the Fund, any other reports filed with the SEC, any press releases and any marketing material of the Fund, to the extent such sections relate to the Sub-Adviser and its management of the Fund or the applicable portion of the Fund’s assets comprising the Sleeve, is true, correct and complete to the best of its knowledge, (v) at such times as shall be reasonably requested by the Adviser, cooperate with the Adviser to ensure the accuracy of other information in such documents and materials relating to the Fund, including the Fund’s risk disclosures and financial information and the Sub-Adviser’s investment performance in its management of the Fund or the applicable portion of the Fund’s assets comprising the Sleeve, and (vi) vote, exercise consents and exercise all other rights pertaining to such investments.  The Sub-Adviser shall be subject always to the provisions of and shall carry out its responsibilities under this Agreement in compliance with: (1) the Fund’s investment objective, policies and restrictions as set forth in the organizational documents of the Fund and the Registration Statement of the Fund, including the Fund’s prospectus and statement of additional information, and in any public filings made pursuant to the Securities Exchange Act of 1934, as amended, or the New York Stock Exchange requirements of which it is aware, including press releases and Form 8-K filings, in each case as from time to time amended and in effect and as applicable to the Sleeve; (2) all investment guidelines, policies, procedures, restrictions or directives of the Fund or the Adviser as provided to the Sub-Adviser and as applicable to the Sleeve (“Investment Guidelines”); (3) the 1940 Act and the rules promulgated thereunder; (4) the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules promulgated thereunder; (5) the Commodity Exchange Act (“CEA”) and all applicable rules and regulations thereunder, and releases and interpretations related thereto; and (6) other applicable federal and state laws and related regulations.  The Adviser shall promptly notify the Sub-Adviser in writing of changes to (1) or (2) above and shall consult with the Sub-Adviser before making any changes relating solely to the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement as well as to the policies, procedures and directives as set forth in the Investment Guidelines.

The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Sub-Adviser, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Section 3(d) of the investment advisory agreement between the Adviser and the Fund.  For that limited purpose, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities or other investments and payments of cash for the account of the Fund.  The Sub-Adviser agrees to provide the Adviser with a list of the Sub-Adviser’s approved brokers and dealers upon the execution of the Sub-Advisory Agreement and upon request thereafter.

4

In placing portfolio transactions for the Fund, it is recognized that the Sub-Adviser will use best efforts to secure the most favorable price and efficient execution.  Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party.  It is understood that neither the Fund nor the Sub-Adviser has adopted a formula for allocation of the Fund’s investment transaction business.  It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, subject to Section 28(e) of the Securities Exchange Act of 1934 and any restrictions and guidelines established by the Fund’s Board of Directors, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers.  It is understood that the services provided by such brokers may be useful or beneficial to the Sub-Adviser in connection with its services to other clients.

Further, in accordance with procedures adopted by the Fund’s Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Adviser in determining the fair valuation of any illiquid portfolio securities held by the Fund and will assist the Fund’s accounting services agent or the Adviser to obtain independent sources of market value for all other portfolio securities.

Compensation of Oaktree.  The Sub-Advisory Agreement provides that PSG agrees to compensate Oaktree for its services pursuant to the Sub-Advisory Agreement as may be agreed from time to time in a written Fee Schedule approved by the parties.  All rights of compensation and expense reimbursement under the Sub-Advisory Agreement for services performed as of the termination date shall survive the termination of the Sub-Advisory Agreement.  In addition, PSG shall reimburse Oaktree for its reasonable out-of-pocket costs incurred in connection with the Sub-Advisory Agreement upon presentation of an itemized invoice documenting such expenses.  Because PSG pays Oaktree out of its own fees received from the Fund, there is no “duplication” of advisory fees paid.  There will be no increase in advisory fees to the Fund, and its stockholders in connection with the appointment of Oaktree as sub-adviser.

Non-exclusivity.  The services of the Sub-Adviser to the Fund are not to be deemed exclusive, and the Sub-Adviser (and its affiliates) shall be free to render similar services to others so long as its services hereunder are not impaired thereby; provided, however, that the Sub-Adviser will undertake no activities that, in its reasonable good faith judgment, will materially adversely affect the performance of its obligations under the Sub-Advisory Agreement.

Liability of Oaktree.  The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable to the Fund or the Adviser for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which the Sub-Advisory Agreement relates; provided, however, that no provision of the Sub-Advisory Agreement shall be deemed to protect the Sub-Adviser against any liability to the Fund or its stockholders or the Adviser to which it might otherwise be subject by reason of (i) willful malfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”) nor shall any provision of the Sub-Advisory Agreement be deemed to protect any Director or officer of the Fund or the Adviser against any such liability to which he or she might otherwise be subject by reason of any Disabling Conduct.

Renewal, Termination, and Amendment.  If approved, the Sub-Advisory Agreement shall become effective following: (1) the approval of the Fund’s Board, including approval by a vote of a majority of the Independent Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval; and (2) the approval by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.  Unless sooner terminated, the Sub-Advisory Agreement shall remain in effect for two years after their effective date and subsequent to such initial period of effectiveness, shall continue in effect so long as such continuance is approved at least annually (a) by either the Fund’s Board of Directors or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund and (b) in either event, by the vote of a majority of the Independent Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement may be terminated (i) at any time, without payment of any penalty, by vote of the Fund’s Board, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the

5

Fund, (ii) at any time, without payment of a penalty, by the Adviser (1) upon no less than 60 days’ prior written notice to the Sub-Adviser; (2) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in the Sub-Advisory Agreement; or (3) if the Sub-Adviser becomes unable to discharge its duties and obligations under the Sub-Advisory Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could materially adversely affect the Fund, or (iii) by the Sub-Adviser (1) upon no less than 120 days’ prior written notice to the Adviser; (2) upon material breach by the Adviser or any of the representations and warranties set forth in the Sub-Advisory Agreement; or (3) if the Adviser becomes unable to discharge its duties and obligations under the Sub-Advisory Agreement, including circumstances such as financial insolvency of the Adviser.  The Sub-Advisory Agreement shall automatically and immediately terminate in the event of their “assignment” (as defined in the 1940 Act) or upon termination of the investment advisory agreement between the Adviser and the Fund.

Board Considerations

At a Special Telephonic Meeting of the Board held on October 22, 2020 (the “Special Telephonic Meeting”), the Board, including the Independent Directors, unanimously approved the New Sub-Advisory Agreement and unanimously recommended approval of the New Sub-Advisory Agreement by stockholders.

In accordance with Section 15(c) of the 1940 Act, the Board requested, and Oaktree provided, materials relating to the Board’s consideration of whether to approve the New Sub-Advisory Agreement. These materials included, among other things: (a) a summary of the nature, extent and quality of services to be provided to the Fund by Oaktree; (b) performance data; (c) Oaktree’s personnel and operations; (d) the level and method of computing the Fund’s proposed sub-advisory fee and information on the profitability of Oaktree; (e) any “fall-out” benefits to Oaktree (i.e., ancillary benefits realized by Oaktree from its relationship with the Fund); (f) information relating to economies of scale; (g) information on Oaktree’s risk management processes; (h) information regarding brokerage practices; and (i) information about the key personnel of Oaktree that are involved in the investment management, administration, compliance and risk management activities with respect to the Fund, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the New Sub-Advisory Agreement, the Board, including the Independent Directors, considered at the Special Telephonic Meeting, and from time to time, as appropriate, factors that it deemed relevant.  The Independent Directors were separately advised by independent legal counsel throughout the process, and discussed the legal standards for their consideration of the proposed initial approval of the New Sub-Advisory Agreement.  The following discusses the primary factors relevant to the Board’s decision.

Nature, extent and quality of services.  In considering the nature, extent and quality of the services to be provided by the Sub-Adviser to the Fund, the Board took into account the responsibilities that the Sub-Adviser would have to the Fund, including the provision of investment advisory services to the Fund, compliance with the Fund’s investment objective and strategy, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Fund.  The Board also considered the Sub-Adviser’s risk assessment and monitoring process.  The Board considered the Sub-Adviser’s current level of staffing and its overall resources.  The Board reviewed the Sub-Adviser’s history and investment experience, as well as information regarding its investment personnel who would be providing services to the Fund.  The Board also evaluated the expertise and performance of the personnel who would be overseeing the compliance with the Fund’s investment restrictions and other requirements.

The Board also recognized the Sub-Adviser’s reputation and experience in serving as investment adviser to other funds and accounts.  The Board considered Oaktree’s investment process and philosophy.  The Board took into account that the Sub-Adviser’s responsibilities would include the development and maintenance of an investment program for the Fund that would be consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by the Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that it would provide high quality investment services to the Fund.

Performance.  The Board considered performance information for Oaktree’s real estate structured composite (the “Composite”), relative to performance information for traditional debt alternatives based on similar investment rating profiles.  The Board noted, however, that this performance information was provided solely to illustrate

6

Oaktree’s experience across a spectrum of relevant investments and is not indicative of the Fund’s investment strategy or the returns that the Fund can expect to achieve.  The Board also noted that the Composite includes all actual, fully discretionary, fee-paying accounts that invest in a diversified portfolio of primarily BBB or lower rated real estate debt securities, such as CMBS.  The Board further noted that Oaktree’s real estate structure credit strategy seeks to achieve an attractive, unlevered total return that exceeds the return of traditional fixed income asset classes of similar ratings.

Fees and expenses.  The Board considered the proposed sub-advisory fee payable under the New Sub-Advisory Agreement, and took into account that the proposed fee was consistent with management fees charged by Oaktree to other funds and to other non-fund clients with investment objectives and policies similar to those of the Fund.  The Board also noted that the sub-advisory fee for the Fund would be paid by the Adviser out of its advisory fee rather than paid separately by the Fund.  The Board concluded that the sub-advisory fee contract rate and fund expenses for the Fund were reasonable.

Profitability.  In considering the expected profitability to Oaktree in connection with its relationship to the Fund, the Board noted that the fees under the New Sub-Advisory Agreement would be paid by the Adviser out of the fees that it receives under the investment advisory agreement, so that Fund stockholders are not directly impacted by those fees.  In considering the reasonableness of the fees payable by the Adviser to Oaktree, the Board relied on the ability of the Adviser to negotiate the New Sub-Advisory Agreement as an affiliate of Oaktree, and the fees thereunder, at arm’s length.  To that end, the Board noted that although Brookfield had acquired a majority interest in Oaktree in 2019, Brookfield and Oaktree have continued to operate their respective investment businesses largely independently, with each remaining under its own brand and led by its existing management and investment teams.  For each of the above reasons, the Board concluded that the profitability to Oaktree from its relationship with the Fund was not a material factor in approval of the New Sub-Advisory Agreement.

Economies of scale.  The Board also considered the probable effect of the Fund’s growth in size on its performance and fees.  The Board noted that if the Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.  For similar reasons as stated above with respect to Oaktree’s profitability, and based upon the proposed securitized credit allocation that Oaktree will be asked to manage, the Board concluded that the potential for economies of scale in Oaktree’s management of the Fund was not a material factor in the approval of the New Sub-Advisory Agreement at this time.

Other factors.  As part of its evaluation of Oaktree’s compensation, the Board considered other benefits that may be realized by Oaktree from its relationship with both Brookfield and the Fund.  Among them, the Board recognized the opportunity to provide advisory services to additional funds and accounts and reputational benefits.  The Board also considered that Oaktree and Brookfield manage their investment operations independently of each other subject to an information barrier between the firms.  The Board concluded that the benefits that may accrue to Oaktree by virtue of its relationship to Brookfield and the Fund were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Fund and the ongoing commitment of Oaktree to the Fund.

Conclusion.  In considering the initial approval of the New Sub-Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as controlling, and each Director may have attributed different weights to various factors.  Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including the Independent Directors, determined that approval of the New Sub-Advisory Agreement was in the best interest of the Fund.  After full consideration of these and other factors, the Board, including the Independent Directors, with the assistance of independent legal counsel, unanimously approved the New Sub-Advisory Agreement.

Information regarding Oaktree

Oaktree Capital Management, L.P. is located at 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071.  Oaktree was founded in April 1995 and is a leader among global investment managers specializing in alternative investments.  Oaktree manages assets across a wide range of investment strategies within four asset classes: Credit, Private Equity, Real Assets, and Listed Equities.  Oaktree offers investment advisory services to clients with separately managed accounts (“Managed Accounts”) and to private limited partnerships and other pooled investment vehicles (“Managed Funds”) for which either Oaktree or an affiliate acts as general partner and/or investment manager.  Oaktree’s Managed Funds may include any separately managed accounts structured as a limited partnership or limited liability company managed by Oaktree with the client as the limited partner or non-managing member.  As of June 30, 2020, Oaktree had approximately $120 billion in assets under management.

7

The following table sets forth the names and principal occupations of each principal executive officer and director of Oaktree as of February 26, 2020:

Name	Principal Occupation/Title	Position(s) with the Fund (if any)
Howard S. Marks	Director and Co-Chairman	None
Bruce A. Karsh	Director, Co-Chairman and Chief Investment Officer	None
Jay S. Wintrob	Chief Executive Officer	None
John B. Frank	Director and Vice Chairman	None
Daniel D. Levin	Chief Financial Officer	None
Sheldon M. Stone	Director and Principal	None
Justin B. Beber*	(Brookfield) Director	None
J. Bruce Flatt*	(Brookfield) Director	None
Stephen J. Gilbert*	Outside Director	None
D. Richard Masson*	Outside Director	None
Marna C. Whittington*	Outside Director	None
Todd E. Molz	General Counsel, Chief Administrative Officer and Secretary	None

Stockholder Approval

Approval of the New Sub-Advisory Agreement will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Fund means the vote of the lesser of:  (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

Abstentions and “broker non-votes” (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have the same effect as votes against Proposal 1.

Board Recommendation

The Board, including the Independent Directors, recommends that you vote “FOR” approval of the New Sub-Advisory Agreement.

* non-Oaktree employee

8

PROPOSAL 2: RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on February 19, 2020, the Audit Committee of the Board and the Board, including all of the Fund’s Independent Directors, approved and ratified Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the fiscal year ending December 31, 2020, and are submitting the selection of Deloitte to the stockholders for ratification.  Deloitte has audited the financial statements of the Fund since inception and has informed the Fund that it has no direct or indirect material financial interest in the Fund or in the Adviser.  No representatives of Deloitte are expected to be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions.

Neither the Fund’s Articles of Incorporation nor its Bylaws requires that the stockholders ratify the appointment of Deloitte as the Fund’s independent registered public accounting firm, but the Fund is doing so as a matter of good corporate practice.  If the stockholders do not ratify the appointment, the Audit Committee and the Board will reconsider whether or not to continue to retain Deloitte, but may decide to do so.  Even if the appointment is ratified, the Audit Committee and the Board in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interest of the Fund and its stockholders.

Audit and Related Fees

The following table sets forth the aggregate fees billed or to be billed to the Fund for services performed for the fiscal years ended December 31, 2019 and December 31, 2018 by Deloitte.

	2019	2018
Audit fees	$64,000	$60,000
Audit-related fees	$0	$0
Tax fees(1)	$9,600	$9,600
All other fees(2)	$0	$0

(1)                                     Tax fees consist of fees for review of tax returns and tax distribution requirements.

(2)                                     SSAE 16 Review (formerly, SAS No. 70) fees for the fiscal years ended December 31, 2019 and December 31, 2018 were $145,000 and $140,000, respectively, which were billed by Deloitte to the Adviser.

There were no other fees billed by Deloitte to the Fund for all other non-audit services (“Other Fees”) for the fiscal years ended December 31, 2019 and December 31, 2018.  During the same period, there were no Other Fees billed by Deloitte for engagements by the Fund service provider that related directly to the operations and financial reporting of the Fund.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures for pre-approval of the engagement of the Fund’s auditors.  The Audit Committee evaluates the auditor’s qualifications, performance and independence at least annually by reviewing, among other things, the relationship between the auditor and the Fund, as well as the Adviser or any control affiliate of the Adviser, any material issues raised by the most recent internal quality control review and the auditor’s internal quality control procedures.

Audit Committee Report

The Fund has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which currently consists of Messrs. Louis P. Salvatore, Edward A. Kuczmarski and Stuart A. McFarland and Ms. Heather S. Goldman, all of whom are Independent Directors.  The principal functions of the Audit Committee are to review the Fund’s audited financial statements, to select the Fund’s independent auditors, to review with the Fund’s auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith.  During the Fund’s fiscal year ended December 31, 2019, the Audit Committee held four Committee meetings.  Mr. Salvatore serves as Chairman of the

9

Audit Committee, and the Board has determined that Messrs. Salvatore, McFarland and Kuczmarski each qualify and are designated as an “audit committee financial expert,” as defined in Item 407(d) of Regulation S-K promulgated by the Securities and Exchange Commission.

At a meeting of the Fund’s Audit Committee held on February 19, 2020, the Audit Committee reviewed and discussed with management the Fund’s audited financial statements as of and for the fiscal year ended December 31, 2019.  The Audit Committee discussed with Deloitte, the Fund’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Rule 3526, Ethics and Independence, Communication with Audit Committee Concerning Independence.

The Audit Committee received and reviewed the written disclosures and the letter from Deloitte required by PCAOB Rule 3520, Ethics and Independence, Auditor Independence, and discussed with Deloitte, the auditors’ independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Fund’s Annual Report to Stockholders, as required by Section 30(e) of the Investment Company Act of 1940, as amended, and Rule 30d-1 promulgated thereunder, for the fiscal year ended December 31, 2019.

At the meeting of the Fund’s Audit Committee held on February 19, 2020, the Audit Committee unanimously recommended the selection of, and the Board of Directors, including all of the Fund’s Independent Directors, unanimously approved, Deloitte as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Stockholder Approval

Ratification of the selection by the Board of Deloitte as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2020 will require the affirmative vote of a majority of the votes cast by stockholders.

Board Recommendation

The Board, including the Independent Directors, recommends that you vote “FOR” the ratification of the selection by the Board of Deloitte as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

10

GENERAL INFORMATION

MANAGEMENT AND SERVICE PROVIDERS

The Adviser / The Sub-Adviser

Brookfield Public Securities Group LLC (the “Adviser” or “PSG”), a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser and administrator to the Fund.  Founded in 1989, the Adviser is a wholly-owned subsidiary of Brookfield Asset Management Inc. (TSX/NYSE: BAM; EURONEXT: BAMA) (“Brookfield”), a publicly held global asset manager focused on property, power and other infrastructure assets with approximately $550 billion of assets under management as of September 30, 2020.  In addition to the Fund, the Adviser’s clients include financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds, high net-worth investors and several other registered investment companies.  The Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment.  The business address of the Adviser and its officers and directors is Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.  Subject to the authority and oversight of the Board of Directors, the Adviser is responsible for the overall management of the Fund’s business affairs.  As of September 30, 2020, the Adviser and its subsidiaries had over $15 billion in assets under management.

The Fund has also entered a Sub-Advisory Agreement with Schroder Investment Management North America Inc. (“SIMNA”), a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, as amended.  SIMNA is located at 7 Bryant Park, New York, NY 10018, and is wholly-owned by Schroder US Holdings Inc. at the same address and indirectly owned in its entirety by Schroders plc, a London Stock Exchange-listed financial services company, located at 31 Gresham Street, London EC2V 7QA, England.  As of [June 30, 2020], Schroders plc had approximately $[•] billion under management.  Of that amount, as of [June 30, 2020] SIMNA (along with its affiliated entity Schroder Investment Management North America Ltd.) had approximately $[•] billion under management.

The Administrator

Pursuant to an administration agreement, the Adviser also provides various administrative services to the Fund, including, among other responsibilities, preparing and coordinating reports and other materials to be supplied to the Board; preparing and/or supervising the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, stockholder reports and other regulatory reports and filings required of the Fund; supervising and monitoring the preparation of all required filings necessary to maintain the Fund’s qualification and/or registration to sell Shares in all states where the Fund currently does, or intends to do business; coordinating the preparation, printing and mailing of all materials required to be sent to stockholders; coordinating the preparation and payment of Fund-related expenses; monitoring and overseeing the activities of the Fund’s other service providers; reviewing and adjusting as necessary the Fund’s daily expense accruals; monitoring daily, monthly and periodic compliance with respect to federal and state securities laws; and sending periodic information (i.e., performance figures) to service organizations that track investment company information.

The Sub-Administrator

Pursuant to a sub-administration agreement, U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services) (“USBFS” or the “Sub-Administrator”), 1201 South Alma School Road, Suite 3000, Mesa, Arizona 85210, acts as the Sub-Administrator to the Fund.  USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value per share and yield; responding to stockholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund Shares.

11

The Fund’s Auditor

At a meeting held on February 19, 2020, the Audit Committee of the Fund unanimously recommended the selection of, and the Directors unanimously approved, Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the current fiscal year ending December 31, 2020.  Although not required by law, the Fund is submitting the Audit Committee’s selection of Deloitte as the Fund’s independent registered public accounting firm for ratification by stockholders under Proposal 2 of this Proxy Statement.  No representatives of Deloitte are expected to be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions.

The following table sets forth the aggregate fees billed or to be billed to the Fund for services performed for the fiscal years ended December 31, 2019 and December 31, 2018 by Deloitte.

	2019	2018
Audit fees	$64,000	$60,000
Audit-related fees	$0	$0
Tax fees(1)	$9,600	$9,600
All other fees(2)	$0	$0

(1)                                     Tax fees consist of fees for review of tax returns and tax distribution requirements.

(2)                                     SSAE 16 Review (formerly, SAS No. 70) fees for the fiscal years ended December 31, 2019 and December 31, 2018 were $145,000 and $140,000, respectively, which were billed by Deloitte to the Adviser.

The Board of Directors has adopted a written charter for the Audit Committee (the “Charter”), which is available on the Fund’s website at https://publicsecurities.brookfield.com/en.  The Fund’s Audit Committee reviews the Charter at least annually and may recommend changes to the Board.  Each member of the Audit Committee of the Fund is independent as independence is defined in the listing standards of the New York Stock Exchange.  The Audit Committee has adopted policies and procedures for pre-approval of the engagement of the Fund’s auditors.  The Audit Committee evaluates the auditor’s qualifications, performance and independence at least annually by reviewing, among other things, the relationship between the auditor and the Fund, as well as the Adviser or any control affiliate of the Adviser, any material issues raised by the most recent internal quality control review and the auditor’s internal quality control procedures.

VOTING INFORMATION AND REQUIREMENTS

Record Date

The Fund’s has fixed the close of business on November 2, 2020 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.  Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

At the Record Date, the Fund had outstanding the following amount of common shares:

Title of Class	RA
Common Stock	[•]

Proxies

Due to the public health impact of the coronavirus pandemic (COVID-19), and to support the health and well-being of Fund stockholders, the Meeting will be held solely on the internet by virtual means.  Stockholders will not be able to attend the Meeting in person.  In order to participate in and vote at the Meeting, stockholders of record as of the Record Date need to register for the Meeting.  If you are a registered holder, you must register at [https://www.viewproxy.com/Brookfield/astvsm/] by 11:59 p.m. Eastern Time on December 9, 2020 using the control number found on your proxy card.  If you hold your Shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a control number in order to vote your Shares during the Meeting.  If you are unable to obtain a legal proxy to vote your Shares, you will still be able

12

to attend the Meeting live via the internet (but will not be able to vote your Shares) so long as you demonstrate proof of share ownership.  Instructions on how to connect and participate live via the internet, including how to demonstrate proof of share ownership, are posted at [https://www.viewproxy.com/Brookfield/astvsm/] and will be included in a final email confirmation that will be sent to you after registering.

Stockholders of the Fund have the opportunity to submit their voting instructions via the internet by utilizing a program provided by AST Fund Solutions, LLC, or by “touch-tone” telephone voting.  To use the internet, please access the internet address found on your proxy card.  To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card.  The internet and automated telephone voting instructions are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions, and to confirm that stockholders’ instructions have been recorded properly.  Stockholders submitting their voting instructions via the internet should understand that there may be costs associated with internet access, such as usage charges from internet access providers and telephone companies, that must be borne by the stockholders.  If your shares are held in “street name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes.

Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the internet or automated telephone or by attending the Meeting live via the internet.  If you hold Shares in “street name” and have instructed your broker or bank to vote shares, the options described above for revoking your proxy do not apply.  Instead, you must follow the directions provided by your bank, broker or other nominee to change your vote.

Quorum

Under the Bylaws of the Fund, the presence of the holders of shares of stock entitled to cast a majority of all the votes entitled to be cast shall constitute a quorum at the Meeting.  The inspectors of election, who may be employees of the Adviser, will determine whether or not a quorum is present at the Meeting.  Abstentions and “broker non-votes” will be counted as present for purposes of determining a quorum, subject to any applicable rules of the stock exchange on which the Fund’s shares are listed.  Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.”  Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares.  If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters.  The approval of the New Sub-Advisory Agreement is considered “non-routine,” which means that brokers will not have discretionary voting power with respect to Proposal 1.  The ratification of the selection of the independent registered public accounting firm is generally considered to be “routine,” and brokers generally have discretionary voting power with respect to Proposal 2.

If you hold your Shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a Proposal, your Shares will be voted “FOR” each Proposal on which you are entitled to vote.

With respect to Proposal 1, abstentions and broker non-votes, if any, will have the same effect as votes “AGAINST” the proposal.

With respect to Proposal 2, abstentions and broker non-votes are not considered votes cast and, therefore, will have no effect on the results of the vote.

13

Voting Requirements for Proposal 1: Approval of New Sub-Advisory Agreement

Proposal	Required Approval
Approval of the New Sub-Advisory Agreement.

The approval of the New Sub-Advisory Agreement will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, the vote of a “majority of the outstanding voting securities” of the Fund means the vote of the lesser of:  (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund.

Voting Requirements for Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

Proposal	Required Approval
Ratification of selection of Deloitte & Touche LLP (“Deloitte”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2020.	A majority of the votes cast.

STOCKHOLDER INFORMATION

As of the Record Date, to the knowledge of the Fund, there were no stockholders who owned beneficially or of record 5% or more of the Fund’s outstanding common stock.

STOCKHOLDER PROPOSALS

Any proposal of a stockholder intended to be included in the Fund’s proxy statement for the 2021 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act, must be received by us no later than January 8, 2021, unless the date of our 2021 Annual Meeting of Stockholders is more than 30 days before or after June 18, 2021, in which case the proposal must be received a reasonable time before we begin to print and mail the Fund’s proxy materials.  All proposals should be directed to the Secretary of the Fund, at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Pursuant to the current Bylaws of the Fund, nominations of individuals for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders by any stockholder who was a stockholder of record both at the time of giving of the prescribed notice by the stockholder and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business.  For any nomination or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, and in the case of any such other business, such other business must otherwise be a proper matter for action by the stockholders.  To be timely, a stockholder’s notice must be delivered to the Secretary of the Fund not earlier than the 150th day nor later than the 120th day prior to the first anniversary of the preceding year’s annual meeting.  For matters to be presented at the 2021 annual meeting of stockholders, the notice must be delivered to the Secretary of the Fund not earlier than January 19, 2021 and not later than February 18, 2021.  The notification must be in the form prescribed by the current Bylaws.  The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to stockholders.  In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for giving of a stockholder’s notice as described above.  Please contact the Secretary of the Fund for additional information about the advance notice requirements.

Stockholder proposals that are submitted in a timely manner, as described above, will not necessarily be included in the Fund’s proxy materials.  Inclusion of such proposals is subject to limitations under the federal securities laws.

14

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about November 10, 2020.  Stockholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee.  In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication.  The Fund and the Adviser have retained AST Fund Solutions, LLC (“AST”), a proxy solicitation firm, to assist the solicitation and tabulation of proxies.  The cost of AST’s services in connection with the proxy is approximately $[•].  In addition, Donnelley Financial Solutions (“DFIN”) will assist the Fund in the printing of the proxy materials and Broadridge Financial Solutions (“Broadridge”) will assist with the distribution of proxy materials and the tabulation of proxies.  The cost of DFIN’s and Broadridge’s services in connection with the proxy is approximately $[•].

This Proxy Statement, the Notice of Special Meeting, any accompanying materials, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders (the “Proxy Materials”) are available to you on the internet at [https://publicsecurities.brookfield.com/en].  These Proxy Materials will be available on the internet through at least January 31, 2022.

OTHER MATTERS WITH RESPECT TO THE MEETING

Under Maryland law and the Fund’s Bylaws, the only matters that may be acted on at a special meeting of stockholders are those stated specifically in the notice of the special meeting.  Accordingly, other than procedural matters relating to the Proposals, no other business may properly come before the Meeting or any postponement or adjournment thereof.  If any such procedural matter requiring a vote of stockholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

In the event that a quorum shall not be present at the Meeting or in the event that a quorum is present but sufficient votes to approve the Proposals are not received, the Chairman of the Meeting shall have the power to adjourn the Meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Meeting and without setting a new record date for the Meeting.

Stockholders who want to communicate with the Board or any individual director should write the Fund to the attention of the Secretary, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.  The communication should indicate that you are a Fund stockholder.  If the communication is intended for a specific Director and so indicates, it will be sent only to that Director.  If a communication does not indicate a specific Director, it will be sent to the Chairman of the Nominating and Compensation Committee and the outside counsel to the Independent Directors for further distribution as deemed appropriate by such persons.

Additionally, stockholders with complaints or concerns regarding accounting matters may address letters to the Fund’s Chief Compliance Officer, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.  Stockholders who are uncomfortable submitting complaints to the Chief Compliance Officer may address letters directly to the Chair of the Audit Committee of the Board.  Such letters may be submitted on an anonymous basis.

November 10, 2020

15

APPENDIX A

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT effective as of              , 2020 by and among Brookfield Public Securities Group LLC, a Delaware limited liability company (the “Adviser”), Brookfield Real Assets Income Fund Inc., a Maryland corporation (the “Fund”) solely with respect to Section 10(b) of this Agreement, and Oaktree Capital Management, L.P., a Delaware limited partnership (the “Sub-Adviser”).

WHEREAS, the Fund is engaged in business as a diversified, closed-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each of the Adviser and the Sub-Adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Fund and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) pursuant to which the Adviser acts as manager and investment adviser to the Fund;

WHEREAS, the Advisory Agreement provides that the Adviser shall have the authority to delegate any or all of its responsibilities to one or more investment sub-advisers in connection with the portfolio management of all or a portion of the Fund; and

WHEREAS, the Adviser and the Board of Directors of the Fund desire to engage the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement in respect of a portion of the portfolio of the Fund as determined by the Adviser in its sole discretion, from time to time (such portion, the “Sleeve”);

NOW, THEREFORE, WITNESSETH: That it is hereby agreed between the parties hereto as follows:

SECTION 1.         Appointment of Sub-Adviser.

The Adviser hereby appoints the Sub-Adviser to act as investment Sub-Adviser to the Fund for the period and on the terms herein set forth.  The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.  The Sub-Adviser shall for purposes herein be deemed an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Adviser in any way, or otherwise be deemed an agent of the Fund or the Adviser.  For the avoidance of doubt, the Sub-Adviser shall not be permitted to delegate any of its obligations under this Agreement to an entity not affiliated with the Sub-Adviser but shall be permitted to delegate certain obligations to its affiliates, provided, however, that the Sub-Adviser shall remain responsible at all times for the performance of all duties under this Agreement.

SECTION 2.         Duties of Sub-Adviser.

The Sub-Adviser, at its own expense, shall furnish the following services and facilities to the Fund:

(a)           Investment Program.  The Sub-Adviser shall (i) furnish continuously an investment program for the Sleeve, (ii) determine (subject to the overall supervision of the Adviser and the Fund’s Board of Directors) the investments to be purchased, held, sold or exchanged by the Sleeve and the portion, if any, of the assets of the Sleeve to be held uninvested, (iii) make changes in the investments of the Sleeve, (iv) review and certify in writing, at such times as shall be reasonably requested by the Adviser, that the information stated in those sections specifically identified to the Sub-Adviser by the Adviser of the Fund’s registration statement on Form N-2 and/or Form N-14, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Registration Statement”) and as filed with the Securities and Exchange Commission (“SEC”), any proxy statement, any annual or semi-annual report to investors in the Fund, any other reports filed with the SEC, any press releases and any marketing material of the Fund, to the extent such sections relate to the Sub-Adviser and its management of the Fund or the applicable portion of the Fund’s assets comprising the Sleeve, is true, correct and complete to the best of its knowledge, (v) at such times as shall be reasonably requested by the Adviser, cooperate with the Adviser to ensure the accuracy of other information in such documents and materials relating to the Fund, including the Fund’s risk disclosures and financial information and the Sub-Adviser’s investment performance in its management of the Fund or the applicable portion of the Fund’s assets comprising the Sleeve, and (vi) vote, exercise consents and exercise all other rights pertaining to such investments.  The Sub-Adviser shall be subject always to the provisions of and shall carry out its responsibilities under this Agreement in compliance with: (1) the Fund’s investment objective, policies and restrictions as set forth in the organizational documents of the Fund and the Registration Statement of the Fund, including the Fund’s prospectus and statement of additional information, and in any public filings made pursuant to the Securities Exchange Act of 1934 or the New York Stock Exchange requirements of which it is aware, including press releases and Form 8-K filings, in each case as from time to time amended and in effect and as applicable to the Sleeve; (2) all investment guidelines, policies, procedures, restrictions or directives of the Fund or the Adviser as provided to the Sub-Adviser and as applicable to the Sleeve (“Investment Guidelines”); (3) the 1940 Act and the rules promulgated thereunder; (4) the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules promulgated thereunder; (5) the Commodity Exchange Act (“CEA”) and all applicable rules and regulations thereunder, and releases and interpretations related thereto; and (6) other applicable federal and state laws and related regulations.  The Adviser shall promptly notify the Sub-Adviser in writing of changes to (1) or (2) above and shall consult with the Sub-Adviser before making any changes relating solely to the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement as well as to the policies, procedures and directives as set forth in the Investment Guidelines, all as applicable to the Sleeve.

(b)           Portfolio Transactions.  The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Fund with brokers or dealers selected by the Sub-Adviser, although the Fund will pay the actual brokerage commissions on portfolio transactions in accordance with Section 3(d) of the Advisory Agreement.  For that limited purpose, the Sub-Adviser is authorized as the agent of the Fund to give instructions to the custodian of the Fund as to deliveries of securities or other investments and payments of cash for the account of the Fund.  The Sub-Adviser agrees to provide the Adviser with a list of the Sub-Adviser’s approved brokers and dealers upon the execution of this Agreement and upon request thereafter.

In placing portfolio transactions for the Fund, it is recognized that the Sub-Adviser will use best efforts to secure the most favorable price and efficient execution.  Consistent with this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Sub-Adviser may be a party.  It is understood that neither the Fund nor the Sub-Adviser has adopted a formula for allocation of the Fund’s investment transaction business.  It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than would otherwise result when allocating brokerage transactions to other brokers on the basis of seeking the most favorable price and efficient execution.  Therefore, subject to Section 28(e) of the Securities Exchange Act of 1934 and any restrictions and guidelines established by the Fund’s Board of Directors, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers.  It is understood that the services provided by such brokers may be useful or beneficial to the Sub-Adviser in connection with its services to other clients.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

To the extent that the Sub-Adviser engages in transactions that require segregation of assets or coverage of assets pursuant to Section 18(f) of the 1940 Act, including but not limited to, options, futures contracts, short sales or borrowing transactions, the Sub-Adviser shall appropriately designate those assets to be segregated or used for coverage in accordance with the 1940 Act.

The Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by the Sub-Adviser on behalf of the Sleeve.

The Sub-Adviser may buy, sell or engage in transactions involving derivatives and other notional contracts (collectively, “Derivatives”), whether or not traded on any exchange or contract market, in managing the Sleeve in accordance with the Fund’s Registration Statement, other public filings with the SEC and the Investment Guidelines.  The Adviser agrees that in that connection the Sub-Adviser, on the Fund’s behalf, and on such terms as the Sub-Adviser deems appropriate, may take any and all actions, or omit to take such actions, as it may in its discretion consider appropriate, including, but not limited to, selecting counterparties, executing brokers, clearing brokers and clearinghouses, as appropriate, negotiating and entering into agreements and arrangements governing or related to Derivatives (including without limitation ISDA Master Agreements and Credit Support Annexes and other master agreements or documents, confirmations and master confirmations, clearing documentation and agreements, and account opening and trading agreements), making representations and warranties, and generally taking steps intended to facilitate the entry into, trading, settling, margining and close out of Derivatives on the Fund’s behalf.

Further, the Sub-Adviser may, acting as agent on the Fund’s behalf, instruct the Fund’s custodian to provide collateral and margin in respect of Derivatives entered into for the Sleeve, including but not limited to initial and variation margin (whether or not the counterparty agrees to provide collateral or margin to or for the benefit of the Fund) and may instruct the Fund’s custodian to deliver margin to and deposit collateral and margin with the counterparty (or a person acting on the counterparty’s behalf).  All Derivatives entered into for the Sleeve will be entered into by the Sub-Adviser in the Fund’s name or in the Sub-Adviser’s name on behalf of the Fund, and the Sub-Adviser is authorized to reveal the name of the Fund as it may in its discretion consider necessary or appropriate in connection with transactions in Derivatives for the Fund.

The Adviser confirms that any limitations on the authority of the Sub-Adviser on behalf of the Fund to enter into transactions involving Derivatives, to negotiate, execute and deliver agreements or other documentation with respect thereto, or to perform any of the activities on behalf of the Fund of a nature described above will be provided to the Sub-Adviser in writing or are set forth the Fund’s Registration Statement, other public filings with the SEC and the Investment Guidelines.  The Adviser represents, warrants and covenants that it has full capacity, power and authority to enter into, carry out and perform its obligations arising in respect of all Derivatives and to authorize the Sub-Adviser to perform the activities on behalf of the Fund of a nature described above, and acknowledges and agrees that the Sub-Adviser will rely on this representation, warranty and covenant in doing so.  The Adviser agrees and covenants that the Sub-Adviser will have no liability to the Adviser or the Fund, or any person claiming through, or on behalf of the Fund, or by right of the Fund, or any other person, arising from the fact that the Fund lacked the full capacity, power and authority to enter into, carry out and perform its obligations arising in respect of all Derivatives or to grant the authority purported to be granted to the Adviser set forth in this Agreement, and the Adviser agrees to hold the Sub-Adviser harmless against all losses which may be incurred by the Sub-Adviser in connection with a claim made against the Sub-Adviser by a counterparty as a result of the Fund lacking such capacity, power and authority.

(c)           Fair Valuation.  In accordance with procedures adopted by the Fund’s Board of Directors, as amended from time to time, the Sub-Adviser will assist the Adviser in determining the fair valuation of any illiquid portfolio securities held in the Sleeve and will assist the Fund’s accounting services agent or the Adviser to obtain independent sources of market value for other portfolio securities held in the Sleeve upon request.

Further, the Sub-Adviser shall promptly notify the Fund and/or the Adviser if the Sub-Adviser knows that the available price or value of a portfolio security does not represent the fair value of the instrument, or that there is no price or value available from any source with respect to a particular instrument and that such instrument should accordingly be subject to a fair valuation determination in accordance with procedures adopted by the Board of Directors, as amended from time to time.

SECTION 3.         Delivery of Documents.

The Adviser shall furnish the Sub-Adviser with true and complete copies properly certified or authenticated of each of the following documents:

(a)           Organizational documents of the Fund;

(b)           Registration Statement of the Fund, which includes the prospectus and statement of additional information;

(c)           The Investment Guidelines;

(d)           The Advisory Agreement;

(e)           A list of affiliated brokers and underwriters of the Fund for compliance with applicable provisions of the 1940 Act;

(f)            A list of affiliated issuers of the Fund and/or the Adviser restricted from purchase by the Fund; and

(g)           Any procedures applicable to the Sub-Adviser adopted from time to time by the Fund’s Board of Directors.

The Adviser will promptly notify the Sub-Adviser of any amendments or supplements to any of these materials and will provide to the Sub-Adviser copies properly certified or authenticated of amendments or supplements to any of these materials as soon as practical after such materials become available.

SECTION 4.         Allocation of Expenses.

During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under this Agreement.  The Sub-Adviser does not assume nor shall it pay any expenses for Fund operations and activities.  For the avoidance of doubt, unless the prospectus(es) or statement of additional information of the Fund provides otherwise, the expenses to be borne by the Fund shall include, without limitation, those items listed in Section 3 of the Advisory Agreement.

SECTION 5.         Sub-Advisory Fee.

The Adviser hereby agrees to compensate the Sub-Adviser for its services pursuant to this Agreement as may be agreed from time to time in a written Fee Schedule approved by the parties.  All rights of compensation and expense reimbursement under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.  In addition, the Adviser shall reimburse the Sub-Adviser for its reasonable out-of-pocket costs incurred in connection with this Agreement upon presentation of an itemized invoice documenting such expenses.

SECTION 6.         Compliance with Applicable Regulations.

In performing its duties hereunder, the Sub-Adviser:

(a)           Shall establish, to the extent required by applicable law, compliance policies and procedures relating to the provision of sub-advisory services under this Agreement (the “Compliance Policies and Procedures”) (copies of which shall be provided to the Adviser and shall be subject to review by the Adviser and approval by the Board of Directors) and, in addition, shall comply with all applicable provisions of the “Federal Securities Laws” (as such term is defined in Rule 38a-l under the 1940 Act); the provisions of the Registration Statement of the Fund; the provisions of the organizational documents of the Fund, as the same may be amended from time to time; and Rule 206(4)-7 under the Advisers Act; and any other applicable provision of state, federal or foreign law to the extent violations of such law may adversely affect the Fund or the Adviser.  The Sub-Adviser agrees to provide the Adviser with a copy of the Sub-Adviser’s annual compliance report in accordance with Rule 206(4)-7 under the Advisers Act and a copy of the Sub-Adviser’s AAF 01/06 report or its equivalent on an annual basis.  The Sub-Adviser shall provide reasonable assistance to the Adviser in complying with the asset diversification requirements set forth under Section 851 (b)(3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and the gross income qualification requirements as set forth under Section 851(b)(2) of the Code.  The Sub-Adviser shall also manage the Sleeve in a manner that will provide reasonable assistance to the Adviser’s efforts to (i) make available sufficient cash for the Fund to pay dividends that satisfy the distribution requirements set forth in Section 852(a) of the Code and eliminate tax at the fund level under Section 852(a) and Section 4982(a) of the Code and (ii) permit the Fund to pay exempt-interest dividends within the meaning of Section 852(b)(5) of the Code.  The Sub-Adviser shall provide the Fund’s Chief Compliance Officer (the “CCO”) with reasonable access to information regarding the Sub-Adviser’s compliance program, which access shall include on-site visits, during normal business hours, by the CCO with the Sub-Adviser as may be reasonably requested from time to time.  The Sub-Adviser shall provide reasonable assistance to the Fund and the CCO in complying with Rule 38a-1 under the 1940 Act and, upon the request of the Fund and/or the CCO, including in connection with the CCO’s annual written report to the Board required pursuant to Rule 38a-1, the Sub-Adviser agrees to provide, upon request, quarterly reports and certifications from the Sub-Adviser’s Chief Compliance Officer  (or their designee) regarding: (i) the adequacy and operation of the Compliance Policies and Procedures and any material changes made or recommended to be made to those policies and procedures; and (ii) the effectiveness of their implementation.  Until further notice, the Adviser hereby requests these quarterly reports and certifications from the Sub-Adviser.

(b)           Shall notify the Fund and Adviser regarding: (i) any material changes made to the Compliance Policies and Procedures since the date of the last report delivered pursuant to paragraph (a) of this Section 6; (ii) any material changes to the Compliance Policies and Procedures recommended as a result of the annual review conducted pursuant to Rule 38a-1 under the 1940 Act; and (iii) any (A) material violation of the Federal Securities Laws by the Sub-Adviser relating to the provision of the sub-advisory services provided under this Agreement; (B) material violation by the Sub-Adviser of the Compliance Policies and Procedures, the Fund’s

or the Adviser’s policies and procedures to the extent such policies and procedures are previously provided to the Sub-Adviser, and to the extent the Board would reasonably need to know to oversee Fund compliance; and (C) known material weakness in the design or implementation of the Compliance Policies and Procedures that relate to the services being provided by the Sub-Adviser pursuant to this Sub-Advisory Agreement.  The Sub-Adviser shall provide the notice contemplated by clauses (i) and (ii) above within a reasonable period of time after the event giving rise to the notice, except that the Sub-Adviser shall promptly notify the Fund and the Adviser of any such events which may have a material effect upon the Sub-Adviser’s ability to perform its obligations under this Agreement.  The Sub-Adviser shall provide the notice contemplated by clause (iii) above promptly after the event giving rise to such notice.

(c)           Shall exercise voting rights with respect to portfolio securities held by the Fund in the Sleeve in accordance with written policies and procedures adopted by the Sub-Adviser, which may be amended from time to time, and which at all times shall comply with the requirements of applicable federal statutes and regulations and any related guidance from the Securities and Exchange Commission and its staff relating to such statutes and regulations (collectively, “Proxy Voting Policies and Procedures”).  The Sub-Adviser shall vote proxies on behalf of the Fund for those securities owned by the Sleeve in a manner deemed by the Sub-Adviser to be in the best interests of the Fund pursuant to the Sub-Adviser’s written Proxy Voting Policies and Procedures.  The Sub-Adviser shall provide disclosure regarding the Proxy Voting Policies and Procedures in accordance with the requirements of Form N-2 for inclusion in the Registration Statement of the Fund.  The Sub-Adviser shall report to the Adviser in a timely manner (which may be on a quarterly basis) a record of all proxies voted, in such form and format that complies with acceptable federal statutes and regulations (e.g., requirements of Form N-PX).  The Sub-Adviser shall certify at least annually or more often as may reasonably be requested by the Adviser, as to its compliance with its Proxy Voting Policies and Procedures.

(d)           Agrees that it will maintain for the Fund all records as required under Rules 31a-1 and 31a-2 under the 1940 Act in respect to its services hereunder and that such records that pertain to the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund’s request all in accordance with Rule 31a-3 under the 1940 Act, provided that the Sub-Adviser may retain a copy of those records for compliance purposes.

(e)           Agrees to regularly report to the Adviser on the investment program for the Sleeve and the issuers and securities represented in the Sleeve, and will furnish the Adviser, with respect to the Sleeve, such periodic and special reports as the Board and the Adviser may reasonably request or as may be required by applicable law.

(f)            Will comply with the Fund’s policy on selective disclosure of portfolio holdings of the Fund (the “Selective Disclosure of Funds’ Portfolio Holdings Policy and Procedures”), as provided in writing to the Sub-Adviser and as may be amended from time to time.  The Sub-Adviser agrees to provide a certification with respect to compliance with the Fund’s Procedure for Compliance with Regulation FD as may be reasonably requested by the Fund from time to time.

(g)           Will provide the Adviser with a list of affiliated brokers and underwriters of the Sub-Adviser for compliance with applicable provisions of the 1940 Act.

(h)           Shall promptly notify the Adviser and the Fund (i) in the event that the SEC, CFTC, or any banking or other regulatory body has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration or ability to serve as an investment adviser; or has commenced proceedings or an investigation that are reasonably expected to result in any of these actions; (ii) if it becomes aware that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code; and (iii) if it becomes aware that the Fund has ceased to comply with the diversification provisions of Section 817(h) of the Code or the regulations thereunder.  The Sub-Adviser further agrees to notify in writing the Adviser and Fund promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that should be but is not contained in the Registration Statement of the Fund, or any amendment or supplement thereto, or of any statement contained therein regarding the Sub-Adviser that becomes untrue in any material respect.

(i)            For the avoidance of doubt, the Sub-Adviser shall not be responsible for compliance by the Fund’s Board of Directors or officers (including the CCO) or by the Adviser with their respective obligations under the 1940 Act (including Rule 38a-1 under the 1940 Act), the Code, and the regulations thereunder, and under any federal, state or self-regulatory organization’s laws, rules, regulations or orders applicable to them.

SECTION 7.         Adviser Representations and Warranties.

(a)           The Adviser represents and warrants to the Sub-Adviser that (i) the retention of the Sub-Adviser by the Adviser as contemplated by this Agreement is authorized by the governing documents of the Adviser; (ii) the execution, delivery and performance of each of this Agreement and the Advisory Agreement does not violate any obligation by which the Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) the Adviser has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by the Advisory Agreement; (iv) the Adviser will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (v) the Adviser has the corporate authority to enter into and perform the services contemplated by this Agreement; and (vi) each of this Agreement and the Advisory Agreement has been duly authorized by appropriate action of the Adviser and when executed and delivered by the Adviser will be the legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms hereof subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Adviser agrees that it will, upon request, provide any information reasonably requested by the Sub-Adviser regarding the scope and coverage of the Adviser’s and the Fund’s errors and omissions and professional liabilities policy.

SECTION 8.         Sub-Adviser Representations and Warranties.

(a)           The Sub-Adviser represents and warrants to the Adviser that (i) the Sub-Adviser is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) the Sub-Adviser is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) the Sub-Adviser has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) the Sub-Adviser has the authority to enter into and perform the services contemplated by this Agreement; (v) the Sub-Adviser will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law), and the execution, delivery and performance by the Sub-Adviser of this Agreement does not contravene or constitute a default under any agreement binding on the Sub-Adviser; and (vii) the Sub-Adviser is duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.  The Sub-Adviser will also promptly notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

(b)           The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser has adopted a written Code of Ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such Code of Ethics, together with evidence of its adoption.  Within 15 days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise reasonably requested, the Chief Executive Officer, Chief Operating Officer, Chief Compliance Officer or another officer of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s Code of Ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(d)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s Code of Ethics.  The Sub-Adviser further represents and warrants to the Adviser that the Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating the Sub-Adviser’s Code of Ethics.

(c)           The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser has provided the Fund and the Adviser with a copy of its Form ADV Part 1 and Part 2, which as of the date of this Agreement is its Form ADV 1 as most recently filed with the SEC and promptly will furnish a copy of all amendments to its Form ADV Part 1 and Part 2 to the Fund and the Adviser at least annually.  Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(d)           The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser will promptly notify the Adviser of any change of control of the Sub-Adviser, including any change of its direct or indirect 25% shareholders, and any changes in the Key Personnel (as set forth in the Fee Schedule) of the Sub-Adviser, in each case prior to or, to the extent prior notice is not practicable, promptly after such change.  Notwithstanding the foregoing and subject upon the reasonable request of the Sub-Adviser to the terms of Section 14 of this Agreement, the Sub-Adviser will promptly notify the Adviser of any existing agreement, or upon entering into any agreement, that may result in a change in control of the Sub-Adviser.  The Sub-Adviser will be liable to the Fund and the Adviser for all costs resulting from a change in control of the Sub-Adviser, including without limitation all costs associated with proxy solicitations, meetings of the Board of Directors, revisions to prospectuses, statements of additional information and marketing materials in connection with the re-hiring of the Sub-Adviser.

(e)           The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.  The Sub-Adviser shall provide prior written notice to the Adviser if any claims will be made under its insurance policies to the extent they relate to the services provided hereunder.  Further, it shall upon request provide to the Adviser any information it may reasonably require concerning the amount or scope of such insurance to the extent related to the Sub-Adviser’s obligations under this Agreement.

(f)            The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser agrees that neither it, nor any of its affiliates, will knowingly in any way refer directly or indirectly to its relationship with the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser, except as required by rule, regulation or upon the request of a governmental authority.  However, the Sub-Adviser may use the performance of the Fund in its composite performance and, if required in that context, may refer to the Fund.

(g)           The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser will not cause the Sleeve to engage in any Rule 17a-7 transactions without the Adviser’s prior written approval.

(h)           The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser will maintain a commercially reasonable business continuity / disaster recovery plan (the “Sub- Adviser Business Continuity Plan”).  The Sub-Adviser agrees to test the Sub-Adviser Business Continuity Plan at least annually and to notify the Adviser and the Fund of the results of such test upon request.

(i)            The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser will maintain commercially reasonable cybersecurity policies and procedures.  The Sub-Adviser shall notify the Adviser immediately of any cybersecurity breaches that relate to the services being provided by the Sub-Adviser pursuant to this Investment Sub-Advisory Agreement.

(j)                                    The Sub-Adviser represents and warrants to the Adviser that the Sub-Adviser will notify the Adviser to the extent the Sub-Adviser receives any comments during any investigation or review of its business by the SEC or any other regulator that relate to the services being provided by the Sub-Adviser pursuant to this Investment Sub-Advisory Agreement.

(k)                                 The Sub-Adviser represents and warrants that it is a commodity trading advisor duly registered with the Commodity Futures Trading Commission and is a member in good standing of the National Futures Association (the NFA) or is relying on an exemption from registration as a commodity trading advisor.  As applicable, the Sub-Adviser shall maintain such registration and membership in good standing or continue to qualify for an exemption from registration as a commodity trading advisor during the term of this Agreement.  Further, the Sub- Adviser agrees to notify the Adviser within a commercially reasonable time upon (i) a statutory disqualification of the Sub-Adviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation, or limitation of the Sub-Adviser’s commodity trading registration or NFA membership, or (iii) the institution of an action of proceeding that could lead to a statutory disqualification under the SEC or an investigation by any governmental agency or self-regulatory organization of which the Sub-Adviser is subject or has been advised it is a target.

SECTION 9.                            Limitation of Liability.

The Sub-Adviser shall not be liable to the Fund or the Adviser for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates; provided, however, that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Fund or its shareholders or the Adviser to which it might otherwise be subject by reason of (i) willful malfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”), nor shall any provision of this Agreement be deemed to protect any Director or officer of the Fund or the Adviser against any such liability to which he might otherwise be subject by reason of any Disabling Conduct.

SECTION 10.                     Indemnification.

(a)                                 By the Adviser.  The Adviser agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) harmless from any and all direct liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i)                                     The Adviser’s material breach of its duties under this Agreement; or

(ii)                                  any Disabling Conduct on the part of the Adviser or any of its directors, officers or employees in the performance of the Adviser’s duties and obligations under this Agreement, except to the extent such loss results from the Sub-Adviser’s Disabling Conduct in the performance of Sub-Adviser’s duties and obligations under this Agreement.

(b)                                 By the Fund.

(i)                                     The Fund agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act (each, a “Sub-Adviser Indemnitee”) harmless from any and all direct liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to the Adviser or the Fund by the Sub-Adviser).

(ii)                                  As to any matter disposed of by settlement or a compromise payment by such Sub-Adviser Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or settlement shall be provided unless such payment or settlement was previously authorized by a majority of the full Board of Directors of the Fund.  With respect to any action, suit or other proceeding voluntarily prosecuted by any Sub-Adviser Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Sub-Adviser Indemnitee was authorized by a majority of the full Board of Directors of the Fund.  Notwithstanding the foregoing, the Fund shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Fund cannot lawfully waive.

(iii)                               All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the proceeding was brought that such Sub-Adviser Indemnitee is not liable by reason of Disabling Conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Directors of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act), nor parties to the proceeding, or (ii) if such a quorum is not obtainable or even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

(c)                                  By the Sub-Adviser.  The Sub-Adviser agrees to indemnify and hold the Adviser, its officers and directors, and any person who controls the Adviser within the meaning of Section 15 of the 1933 Act, and the Fund harmless from any and all direct liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i)                                     any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading that was approved by the Sub-Adviser in writing or provided to the Adviser or the Fund by the Sub-Adviser in any of the following materials: the Registration Statement, any proxy statement, any annual or semi-annual report to investors in the Fund, any other reports filed with the SEC, any press release or any marketing material of the Fund relating to disclosure about the Sub-Adviser;

(ii)                                  Sub-Adviser’s material breach of its duties under this Agreement; or

(iii)                               any Disabling Conduct on the part of the Sub-Adviser or any of its directors, officers or employees in the performance of the Sub-Adviser’s duties and obligations under this Agreement, except to the extent such loss results from the Fund’s or the Adviser’s own Disabling Conduct in the performance of their respective duties and obligations under the Advisory Agreement or this Agreement.

SECTION 11.                     Duration and Termination of this Agreement.

(a)                                 Duration.  This Agreement shall become effective on the date first set forth above, such date being the date on which this Agreement has been executed following: (1) the approval of the Fund’s Board of Directors, including approval by a vote of a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund, cast in person at a meeting called for the purpose of voting on such approval; and (2) the approval by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.  Unless terminated as herein provided, this Agreement shall remain in full force and effect until the date that is two years after the effective date of this Agreement.  Subsequent to such initial period of effectiveness, this Agreement shall continue in full force and effect, subject to paragraph 11(c), so long as such continuance is approved at least annually (i) by either the Fund’s Board of Directors or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund and (ii) in either event, by the vote of a majority of the Directors of the Fund who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(b)                                 Amendment.  No provision of this Agreement may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.  No material amendment to this Agreement shall be effective until approved by a vote of a majority of the Fund’s outstanding voting securities, unless the Fund receives an SEC exemptive order or opinion of counsel, or the issue is the subject of a position of the SEC or its staff permitting it to modify the Agreement without such vote (including but not limited to the interpretation thereof that amendments that do not increase the compensation of the Sub-Adviser or otherwise fundamentally alter the relationship of the Fund with the Sub-Adviser do not require shareholder approval if approved by the requisite majority of the Fund’s Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund).

(c)                                  Termination.  This Agreement may be terminated (i) at any time, without payment of any penalty, by vote of the Fund’s Board of Directors, or by a “vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, (ii) at any time, without payment of a penalty, by the Adviser (1) upon no less than 60 days’ prior written notice to the Sub-Adviser; (2) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in this Agreement; or (3) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could materially adversely affect the Fund, or (iii) by the Sub-Adviser, (1) upon no less than 120 days’ prior written notice to the Adviser; (2) upon material breach by the Adviser of any of the representations and warranties set forth in this Agreement; or (3) if the Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Adviser.  All rights to compensation under this Agreement shall survive the termination of this Agreement.  In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty (30) days of the date of termination.

(d)                                 Automatic Termination.  This Agreement shall automatically and immediately terminate in the event of its “assignment” (as defined in the 1940 Act) or upon termination of the Advisory Agreement.

SECTION 12.                     Prohibited Conduct.

In providing the services described in this Agreement, the Sub-Adviser will not consult with any unaffiliated investment advisory firm that provides investment advisory services to any investment company sponsored by the Adviser, including the Fund, regarding transactions in portfolio securities or other portfolio investments of the Fund.

SECTION 13.                     Services Not Exclusive.

The services of the Sub-Adviser to the Fund hereunder are not to be deemed exclusive, and the Sub-Adviser (and its affiliates) shall be free to render similar services to others so long as its services hereunder are not impaired thereby; provided, however, that the Sub-Adviser will undertake no activities that, in its reasonable good faith judgment, will materially adversely affect the performance of its obligations under this Agreement.  In addition, the parties may enter into other agreements pursuant to which the Sub-Adviser provides administrative or other, non-investment advisory services to the Fund, and the Sub-Adviser may be compensated for such other services.

SECTION 14.                     Confidentiality.

During the term of this Agreement, and at all times thereafter, no party to this Agreement shall by itself, or assist anyone else to, directly or indirectly, disclose to any person or entity that is not a party to this agreement Confidential Information of the Sub-Adviser, the Adviser or the Fund, which is not otherwise in the public domain or previously known, now known or subsequently learned, provided that each party may disclose Confidential Information to the extent reasonably necessary to perform its duties under this Agreement such as to broker-dealers, lawyers, accountants and other agents and, provided, further, Confidential Information may be disclosed to the extent required by law or by an order or decree of any court or other governmental authority; provided, however, that each party will, if legally compelled to disclose such information: (i) provide the other party with prompt written notice of that fact so that the other party may attempt to obtain a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement; and (ii) endeavor to obtain assurance that confidential treatment will be accorded the information so disclosed.  For the avoidance of doubt, the Sub-Adviser acknowledges that the Adviser may from time to time in its sole discretion determine to disclose information regarding the Fund or the Sleeve.  “Confidential Information” shall mean any information, whether written or oral, and materials furnished to or obtained by the Sub-Adviser or the Adviser, including but not limited to that which relates to the Adviser, the Sub-Adviser, the Fund, and their affiliates, clients, customers, vendors, or other third party’s research, development, trade secrets, techniques, processes, procedures, plans, policies, business affairs, marketing activities, discoveries, hardware, software, screens, specifications, designs, drawings, data and other information and materials, regardless of its form, other than information in the public domain.

SECTION 15.                     Notices.

Notices under this Agreement shall be in writing and shall be addressed, and delivered or mailed postage prepaid, to the other party at such address as such other party may designate from time to time for the receipt of such notices.  Until further notice to the other party, the address of the Fund and the Adviser for this purpose shall be Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, Attention:  Brian F. Hurley, General Counsel, and the address of the Sub-Adviser for this purpose shall be 333 South Grand Ave., 28th Floor, Los Angeles, California 90071, Attention:  Todd Molz, General Counsel and Chief Administrative Officer.

SECTION 16.                     Governing Law; Severability; Counterparts.

This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act.  To the extent that applicable law of the State of New York, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

SECTION 17.                     Miscellaneous.

Where the effect of a requirement of the 1940 Act reflected in or contemplated by any provisions of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above.

BROOKFIELD PUBLIC SECURITIES GROUP LLC

By:
Name: Brian F. Hurley
Title: General Counsel

BROOKFIELD REAL ASSETS INCOME FUND INC.
(solely with respect to Section 10(b) of this Agreement)

By:
Name: Brian F. Hurley
Title: President

OAKTREE CAPITAL MANAGEMENT, L.P.

By:
Name:
Title:

By:
Name:
Title:

SPECIAL MEETING OF STOCKHOLDERS OF

BROOKFIELD REAL ASSETS INCOME FUND INC.

December 10, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL  MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 10,2020

The Fund’s Notice of Special Meeting of Stockholders, Proxy Statement and Form of Proxy are available on the Internet at [https://publicsecurities.brookfield.com/en/us-closed-end-funds/brookfield-real-assets-income-fund?id=192676]

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE			☐

1.           To approve a new investment sub-advisory agreement among Brookfield Public Securities Group LLC, Oaktree Capital Management, L.P. and the Fund   (“Proposal 1”).

2.           To ratify the selection by the Fund’s Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal 2”).

3.           To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

	FOR	AGAINST	ABSTAIN
Proposal 1	☐	☐	☐

Proposal 2	☐	☐	☐

This proxy, if properly executed, will be voted in the manner directed by the stockholder. Please refer to the Proxy Statement for a discussion of each Proposal.

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

-

BROOKFIELD REAL ASSETS INCOME FUND INC.

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 10, 2020

The undersigned hereby appoints Thomas D. Peeney and Adam Sachs, each of them acting individually, as proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Brookfield Real Assets Income Fund Inc. (the “Fund”), which the undersigned is entitled to  vote  at  the Special  Meeting  of  Stockholders  of  the  Fund  to  be  held on Thursday, December 10, 2020, at 8:30 a.m., Eastern Time, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have, and may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

(Continued and to be signed on the reverse side.)

SPECIAL MEETING OF STOCKHOLDERS OF

BROOKFIELD REAL ASSETS INCOME FUND INC.

December 10, 2020

PROXY VOTING INSTRUCTIONS

INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions.  Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT the day before the meeting.

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING – The Fund will be hosting the meeting live via the Internet this year.  To attend the meeting via the Internet please visit https: [•] the Password is [•] and be sure to have available the control number.

GO GREEN  – e-Consent  makes  it  easy  to  go  paperless.  With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING
OF STOCKHOLDERS TO BE HELD ON  DECEMBER 10, 2020

The Fund’s Notice of Special Meeting of Stockholders, Proxy Statement and Form of Proxy are available on the Internet at [https://publicsecurities.brookfield.com/en/us-closed-end-funds/brookfield-real-assets-income-fund?id=192676]

Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH PROPOSAL. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE			☐

1.           To approve a new investment sub-advisory agreement among Brookfield Public Securities Group LLC, Oaktree Capital Management, L.P. and the Fund   (“Proposal 1”).

2.           To ratify the selection by the Fund’s Board of Directors of Deloitte & Touche LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal 2”).

3.           To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

	FOR	AGAINST	ABSTAIN
Proposal 1	☐	☐	☐

Proposal 2	☐	☐	☐

This proxy, if properly executed, will be voted in the manner directed by the stockholder. Please refer to the Proxy Statement for a discussion of each Proposal.

PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.